                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2000
                              (NOVEMBER 10, 2000)

                               BIRCH TELECOM, INC.
             (Exact name of Registrant as specified in its charter)

                             COMMISSION FILE NUMBER:
                                    333-62797

                         DELAWARE                                43-1766929
               (State or other jurisdiction                   (I.R.S. Employer
             of incorporation or organization)               Identification No.)

                   2020 BALTIMORE AVENUE                           64108
                   KANSAS CITY, MISSOURI                         (Zip Code)
         (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (816) 300-3000

          Former name or former address, if changed since last report:
                                       N/A

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS

          Birch Telecom, Inc. (Birch) recently made available a press release dated November 10, 2000 which reported the results for the quarter ended September 30, 2000. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS..

    (c)   Exhibits

          99.1     Press release dated November 10, 2000 of Birch Telecom, Inc.

SIGNATURE

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                            BIRCH TELECOM, INC.

                                            (REGISTRANT)


DATE:  NOVEMBER 14, 2000

                                            BY: /s/ BRADLEY A. MOLINE
                                               ----------------------------
                                            BRADLEY A. MOLINE, SENIOR VICE
                                            PRESIDENT - CHIEF FINANCIAL OFFICER
                                            (PRINCIPAL FINANCIAL OFFICER AND
                                            PRINCIPAL ACCOUNTING OFFICER)







                                       3